       FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY SEPARATE ACCOUNT PERFORMANCE
                                     CALCULATION

                      NORWEST INTERMEDIATE BOND FUND SUBACCOUNT

     The subaccount's standardized yield for the 30 day period ended December 31, 1997 was computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period in accordance with the formula prescribed by the Securities and Exchange Commission:

                  [          $66,849              6
             2 * {  ------------------------  + 1]    - 1} = 8.91%
                  [  ((740,789 * 12.379))

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested Total Return = -----------------------------------------------
                                  Initial Amount Invested

     Based on an initial investment made January 1, 1997 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1997 and the cumulative total return since inception is as follows:

     Ending Value                       Total Return
     ------------                       --------------
     $1,045.59                          $1,045.59 - $1,000
                                        -------------------- =   4.56%
                                               $1,000

Cumulative total return since inception through December 31, 1997, is as follows:

     $1,147.90 - $1,000
     -------------------- =  14.79%
            $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

              n
     P(1 + T)   = ERV

     One year ended December 31, 1997:

     $1,045.59/$1,000 - 1 =   4.56%

     Average annual total return since inception of the subaccount through December 31, 1997 is as follows:

                        1/3.58
     ($1,147.90/$1,000)           - 1 = 3.93%

     Unit Value Information
     ----------------------

                           Unit
       Date                Value
     --------             --------
     06/01/94            $  9.988
     12/31/94               9.877
     12/31/95              11.404
     12/31/96              11.509
     12/31/97              12.379

                      FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                       SEPARATE ACCOUNT PERFORMANCE CALCULATION

                       NORWEST VALUGROWTH STOCK FUND SUBACCOUNT

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested Total Return = ----------------------------------------------
                                   Initial Amount Invested

     Based on an initial investment made January 1, 1997 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1997 and the cumulative total return since inception is as follows:

     Ending Value                       Total Return
     ------------                       ---------------
     $1,189.00                          $1,189.00 - $1,000
                                        ------------------- = 18.90%
                                                $1,000

Cumulative total return since inception through December 31, 1997, is as follows:

     $1,629.40 - $1,000
     ------------------- =  62.94%
            $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)   = ERV

     One year ended December 31, 1997:

     $1,189.00/$1,000 - 1 = 18.90%

     Average annual total return since inception of the subaccount through December 31, 1997 is as follows:

                       1/3.58
     ($1,629.40/$1,000)         - 1 = 14.61%

     Unit Value Information
     -----------------------

                      Unit
       Date           Value
     --------       --------
     06/01/94       $  9.988
     12/31/94          9.719
     12/31/95         11.900
     12/31/96         14.105
     12/31/97         17.194

                      FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                       SEPARATE ACCOUNT PERFORMANCE CALCULATION

                     NORWEST SMALL COMPANY STOCK FUND SUBACCOUNT

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested Total Return = -----------------------------------------------
                                      Initial Amount Invested

     Based on an initial investment made May 1, 1997 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1997 and the cumulative total return since inception is as follows:

     Ending Value                       Total Return
     ------------                       ---------------
     $1,054.67                          $1,054.67 - $1,000
                                        ------------------- = 5.47%
                                               $1,000

Cumulative total return since inception through December 31, 1997, is as follows:

     $1,525.40 - $1,000
     ------------------- =  52.54%
           $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)   = ERV

     One year ended December 31, 1997:

     $1,054.67/$1,000 - 1 = 5.47%

     Average annual total return since inception of the subaccount through December 31, 1997 is as follows:

                       1/2.67
     ($1,525.40/$1,000)         - 1 = 17.13%



     Unit Value Information
     -----------------------

                           Unit
       Date                Value
     --------            --------
     05/01/95            $10.000
     12/31/95             11.478
     12/31/96             14.893
     12/31/97             16.154

                      FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
     SEPARATE ACCOUNT PERFORMANCE CALCULATION

                      SCUDDER INTERNATIONAL PORTFOLIO SUBACCOUNT

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested Total Return = -----------------------------------------------
                                    Initial Amount Invested

     Based on an initial investment made May 1, 1997 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1997 and the cumulative total return since inception is as follows:

     Ending Value                       Total Return
     -------------                      --------------
     $1,045.38                          $1,045.38 - $1,000
                                        ------------------- = 4.54%
                                                $1,000

Cumulative total return since inception through December 31, 1997, is as follows:

     $1,322.40 - $1,000
     ------------------- =  32.24%
            $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)   = ERV

     One year ended December 31, 1997:

     $1,045.38/$1,000 - 1 = 4.54%

     Average annual total return since inception of the subaccount through December 31, 1997 is as follows:

                       1/3.58
     ($1,322.40/$1,000)          - 1 = 8.12%

     Unit Value Information
     -----------------------

                           Unit
       Date                Value
     --------            ---------
     06/01/94             $10.858
     12/31/94              10.591
     12/31/95              11.605
     13/31/96              13.134
     12/31/97              14.124

                      FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                       SEPARATE ACCOUNT PERFORMANCE CALCULATION

                        FORTIS GROWTH STOCK SERIES SUBACCOUNT

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested Total Return = -----------------------------------------------
                                     Initial Amount Invested

     Based on an initial investment made January 1, 1997 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1997 and the cumulative total return since inception is as follows:

     Ending Value                       Total Return
     -------------                      --------------
     $1,078.59                          $1,078.59 - $1,000
                                        ------------------- = 7.86%
                                               $1,000

Cumulative total return since inception through December 31, 1997, is as follows:

     $1,503.60 - $1,000
     ------------------- =  50.36%
            $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)   = ERV

     One year ended December 31, 1997:

     $1,078.59/$1,000 - 1 = 7.86%

     Average annual total return since inception of the subaccount through December 31, 1997 is as follows:

                       1/3.58
     ($1,503.60/$1,000)         - 1 = 12.07%

     Unit Value Information
     -----------------------

                           Unit
       Date                Value
     --------             --------
     06/01/94            $  9.735
     12/31/94               9.947
     12/31/95              12.523
     12/31/96              14.375
     12/31/97              15.936

                      FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                       SEPARATE ACCOUNT PERFORMANCE CALCULATION

                        FORTIS GLOBAL GROWTH SERIES SUBACCOUNT

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested Total Return = -----------------------------------------------
                                    Initial Amount Invested

     Based on an initial investment made January 1, 1997 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1997 and the cumulative total return since inception is as follows:

     Ending Value                       Total Return
     -------------                      --------------
     $1,023.33                          $1,023.33 - $1,000
                                        ------------------- = 2.33%
                                               $1,000

Cumulative total return since inception through December 31, 1997, is as follows:

     $1,480.30 - $1,000
     ------------------- =  48.03%
            $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)   = ERV

     One year ended December 31, 1997:

     $1,023.33/$1,000 - 1 = 2.33%

     Average annual total return since inception of the subaccount through December 31, 1997 is as follows:

                       1/3.58
     ($1,480.30/$1,000)         - 1 = 11.58%

     Unit Value Information
     -----------------------

                           Unit
       Date                Value
     --------            ---------
     06/01/94            $  9.722
     12/31/94               9.865
     12/31/95              12.694
     12/31/96              14.908
     12/31/97              15.703

                      FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                       SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           FORTIS  MONEY MARKET SUBACCOUNT

     The subaccount's standardized yield for the seven day period ended December 31, 1997 was computed by dividing 1 by the unit price for December 22, 1997, then multiplying this by the unit price on December 29, 1997 to get a base period return. The base period return is then multiplied by 365 days and then divided by 7. This calculation for the seven day period ended December 31, 1997 was as follows:

     ((1 / 11.442256) x 11.451436) -1 = .000802 - Base Period Return

     .000802 x (365 / 7) = .0418 or 4.18%

The compound or effective yield for this same period is calculated by taking the base period return and adding 1, raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result. This calculation for the seven day period ended December 31, 1997 was as follows:

                  365/7
     (.000802 + 1)       -1 = .0427 or 4.27%

     Date                   Unit Price
     ------                ------------
     12/24/97               11.442256
     12/31/97               11.451436

                      FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                       SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           NORWEST INCOME EQUITY SUBACCOUNT

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested Total Return = -----------------------------------------------
                                    Initial Amount Invested

     Based on an initial investment made January 1, 1997 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1997 and the cumulative total return since inception is as follows:

     Ending Value                       Total Return
     -------------                      --------------
     $1,221.56                          $1,221.56 - $1,000
                                        ------------------- = 22.16%
                                               $1,000

Cumulative total return since inception through December 31, 1997, is as follows:

     $1,333.20 - $1,000
     ------------------- =  33.32%
            $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)   = ERV

     One year ended December 31, 1997:

     $1,221.56/$1,000 - 1 = 22.16%

     Average annual total return since inception of the subaccount through December 31, 1997 is as follows:

                        1/1.67
     ($1,.333.20/$1,000)         - 1 = 18.79%


     Unit Value Information
     -----------------------

                          Unit
       Date               Value
     --------            --------
     05/01/96            $10.000
     12/31/96             10.892
     12/31/97             13.632